Exhibit (j)


            Consent of Independent Registered Public Accounting Firm


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated November 19, 2004, relating to the financial statements and financial highlights, which appear in the September 30, 2004 Annual Reports to Shareholders of Sanford C. Bernstein Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Custodian, Transfer Agent, Counsel, Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
January 24, 2005

            Consent of Independent Registered Public Accounting Firm


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 19, 2004, relating to the financial statements and financial highlights of the California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio, which appears in the September 30, 2004 Annual Report to Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Registered Public Accounting Firm" and "Report of Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.



/s/ PricewatershouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
January 24, 2005

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 19, 2004, relating to the financial statements and financial highlights, which appears in the September 30, 2004 Annual Report to AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Registered Public Accounting Firm" and "Report of Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York
January 24, 2005

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 19, 2004, relating to the financial statements and financial highlights, which appears in the September 30, 2004 Annual Report to AllianceBernstein International Retail Class Shareholders of the Sanford C. Bernstein Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Shareholder Services - Statements and Reports" and "Custodian, Counsel, Independent Registered Public Accounting Firm and Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
January 24, 2005